Prospectus

NOVEMBER 1, 2026

AGF U.S. Market Neutral Anti-Beta Fund — (BTAL)

Fund shares are not individually redeemable and may be purchased or redeemed from the Fund only in aggregations of a specified number of shares (“Creation Units”). Individual Fund shares are listed for trading on NYSE Arca, Inc. (“Exchange” or “NYSE Arca”). The purchase and sale price of individual Fund shares trading on the Exchange may be below, at or above the most recently calculated net asset value (“NAV”) for such Fund shares.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Summary

AGF U.S. Market Neutral Anti-Beta Fund

Investment Objective

The Fund seeks to provide a consistent negative beta exposure to the U.S. equity market.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares in the Fund. You may also pay transaction costs, such as brokerage commissions and other fees to financial intermediaries, on the purchase and sale of Fund shares, which are not reflected in the table and examples below.

Annual Fund Operating Expenses
(expenses you pay each year as a % of the value of your investment)

Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	1.08%
Dividend, Interest and Brokerage Expenses on Short Positions	0.80%
Total Annual Fund Operating Expenses	1.53%
Fee Waiver and Expense Reimbursement(1)	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.25%
(1)	The Fund’s investment adviser, AGF Investments LLC (“Adviser”), has entered into a contractual agreement with the Fund pursuant to which (i) the Adviser waives fees and reimburses expenses of the Fund so that the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses) (“Operating Expenses”) are limited to 0.45% of average net assets (“Operating Expense Waiver”) and (ii) the Adviser reduces its management fees to the extent of any acquired fund fees and expenses (“AFFE”) incurred by the Fund attributable to a management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests (“AFFE Waiver” together with the Operating Expense Waiver, the “Expense Cap”). The Expense Cap will remain in effect until November 1, 2027, and shall renew automatically for one-year terms unless the Adviser provides 120 days’ written notice of termination prior to the start of the next term or upon approval of the Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$127	$456	$808	$1,800

The above example reflects the Expense Cap for its current duration, which is one year. Therefore, only the first year of the expenses for the three-year, five-year and ten-year periods reflect the Expense Cap.

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Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 295% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve its investment objective, the Fund will invest primarily in long positions in low beta U.S. equities and short positions in high beta U.S. equities on a dollar neutral basis, within sectors. Based on mathematical assumptions derived from the long-term historical performance of the market, the Fund will construct a dollar neutral portfolio of long and short positions of U.S. equities by investing primarily in the constituent securities of the Dow Jones U.S. Thematic Market Neutral Low Beta Index (the “Index”) in approximately the same weight as they appear in the Index, subject to certain rules-based adjustments described below.

The Fund is an actively-managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long and short equity securities of U.S. issuers, which may include long and short exposure to such issuers through derivatives. The Fund may use derivatives, including swap agreements and futures contracts, consistent with its investment objective and may also invest in money market instruments, including but not limited to, money market funds.

Concepts to Understand

Beta measures the relative volatility of the price of a security compared with that of a market index over a certain period of time. For the Fund, a stock’s beta is determined based on its price movements relative to those of the S&P 500 Index (the “market index” for the Fund) over the last 52 weeks. High beta stocks are those stocks that have a higher combination of correlation and volatility relative to the market index, and low beta stocks are those stocks that have a lower combination of correlation and volatility relative to the market index.

The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. For example, if the Fund’s long positions increase more than its short positions, the Fund would generate a positive return, but if the long positions increase less than the short positions, the Fund would generate a negative return. Conversely, if the Fund’s short positions have increased more than its long positions, the Fund would generate a negative return; but if the short positions increased less than the long positions, the Fund would generate a positive return.

The universe for the Index is the Dow Jones U.S. Index, which is comprised of the top 1,000 eligible securities by market capitalization, including real estate investment trusts (“REITs”) (the “universe”). Eligible securities are those that are in the top 1,000 securities by market capitalization in the universe and have a certain average daily trading volume. The securities in the universe are categorized as belonging to one of 11 sectors as defined by the Global Industry Classification Standard (“GICS”). The Index maintains sector neutrality by determining a defined number of constituent issuers from each sector based on the proportion that each sector makes up in the composition of the universe. The Index identifies approximately the 20% of securities with the lowest betas within each sector as equal-weighted long positions and approximately the 20% of securities with the highest betas within each sector as equal-weighted short positions. The Fund may invest in a representative sample of the long and short positions in the index and/or in other securities in the universe.

The Index will be reconstituted on a quarterly basis. At such time, the Index will be reset to dollar neutrality (i.e., equal dollar amounts of both long and short positions). Although the Fund is actively managed and is not required to track or replicate the Index, the Fund expects to update its portfolio in line with the Index, except in the following instances:

•If the quarterly reconstitution will exacerbate the Fund’s risk profile, including but not limited to, its exposure to momentum, the Fund will apply a rules-based methodology to neutralize these exposures, which may result in the Fund holding securities that are in the universe but not in the Index.

•If the Fund’s value at risk (VAR) exceeds regulatory limits, the Fund will reduce its gross leverage to comply with applicable regulatory requirements. The Fund also may, but is not required to, reduce its gross leverage at any time that the Fund’s VaR approaches regulatory limits.

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Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund is not a complete investment program and is designed for inclusion in a diversified investment portfolio. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a loss from both its long and short positions.

Single Factor Risk: The Fund invests in securities based on a single investment factor and is designed to be used as part of broader asset allocation strategies. An investment in the Fund is not a complete investment program. There is no guarantee that a stock that exhibited characteristics of a single factor in the past will exhibit that characteristic in the future.

Anti-Beta Risk: There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. The Fund’s investment strategy is based on investing primarily in long positions in low beta U.S. equities and short positions in high beta U.S. equities, which are determined by applying certain mathematical assumptions derived from the historical performance of the stock market, as represented by the S&P 500. Such assumptions may not accurately reflect current market dynamics and the Fund may not perform as expected. In addition, the Fund may be volatile and like other volatile stocks subject to sharp swings in price.

Market Neutral Style Risk: During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. In addition, because the Fund employs a dollar-neutral strategy to achieve market neutrality, the beta of the Fund (i.e., the relative volatility of the Fund as compared to the market) will vary over time and may not be equal to zero.

Short Sale Risk: If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will realize a loss on the transaction. The amount the Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain (as compared to a long position, where the maximum loss is the amount invested). The use of short sales increases the exposure of the Fund to the market, and may increase losses and the volatility of returns. If the short portfolio (made up of the securities with the highest betas within each sector) outperforms the long portfolio (made up of the securities with the lowest betas within each sector), the performance of the Fund would be negatively affected. Short sales also may be subject to operational and legal risk. In addition, when the Fund is selling a stock short, it may maintain a segregated account of cash and/or liquid assets with its custodian to satisfy collateral requirements. As a result, the Fund may maintain high levels of cash or liquid assets and will not be fully invested.

Cash Transactions Risk: The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to Authorized Participants in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Derivatives Risk: Derivatives, including swap agreements and futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. As a result of investing in derivatives, the Fund could lose more than the amount it invests, and can be subject to increased market risk. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction. Derivatives also may create risks involving the liquidity demands that derivatives can create to make payments to counterparties and may be subject to operational and legal risk.

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ETF Risks

Authorized Participants Concentration Risk: Only a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (as defined below) (an “Authorized Participant”) may purchase and redeem Shares directly from the Fund. The Fund has a limited number of Authorized Participants. To the extent Authorized Participants cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. Risk may be heightened for a fund that invests in securities or instruments that have lower trading volumes.

Premium/Discount and Bid/Ask Risk: Fund shares may trade at prices that are above or below NAV. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Although market makers will generally take advantage of differences between the NAV and the trading price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or Authorized Participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Fund shares. Large bid/ask spreads may adversely impact the performance of an investment in the Fund.

Secondary Market Trading Risk: Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Trading Halt Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of one or more trading days.

Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Large-Capitalization Securities Risk: The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk: The Fund’s use of short selling and swap agreements allows the Fund to obtain investment exposures greater than its NAV by a significant amount, i.e., use leverage. Use of leverage tends to magnify increases or decreases in the Fund’s returns and may lead to a more volatile share price. Leverage may magnify the Fund’s gains or losses.

Liquidity Risk: Liquidity risk exists when investments are difficult to purchase, sell or price accurately. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices. An illiquid investment is hard to value and may be sold at a price that is different from the price at which the Adviser valued the investment for purposes of the Fund’s NAV.

Market Risk. The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic, may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. In addition, there is a risk that policy changes by the U.S. government, Federal Reserve and/or other government actors, such as changing interest rates or threatened or imposed tariffs, could cause increased volatility in financial markets. From time to time, markets may experience stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the NAV of the Fund’s shares.

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Mid-Capitalization Securities Risk: The securities of mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of stocks during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Portfolio Turnover Risk: The Fund’s investment strategy may result in higher portfolio turnover rates. A high portfolio turnover rate (e.g., over 100% per year) may result in higher transaction costs to the Fund, including brokerage commissions, and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. There is also the inherent risk in the portfolio manager’s ability to anticipate changing market conditions that can adversely affect the value of the Fund’s holdings.

REIT Risk: Through its investments in REITs, the Fund will be subject to the risks of investing in the real estate market, including decreases in property values and revenues. Additionally, increases in interest rates may cause a decline in the value of REITs held by the Fund.

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare against the Dow Jones U.S. Thematic Market Neutral Low Beta Index, which has characteristics that are relevant to the Fund’s investment strategy, and a broad-based securities market index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.agf.com/us. The Fund changed its investment strategy effective February 14, 2022 (“Effective Date”) from a passive, index tracking strategy relative to the Index to a rules-based, active strategy. Performance shown below for periods prior to the Effective Date is based on the investment strategy utilized by the Fund during the time period.

For the period shown in the bar chart above:

Best Quarter	(June 30, 2022)	18.48%
Worst Quarter	(December 31, 2020)	-19.03%

The year-to-date return as of the calendar quarter ended September 30, 2026 is -16.49%.

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Average Annual Total Returns (for the periods ended December 31, 2025)	One Year	Five Year	Ten Year	Inception Date of Fund
Before Taxes	-20.60%	-3.06%	-2.21%	September 12, 2011
After Taxes on Distributions	-21.16%	-3.87%	-2.65%	=
After Taxes on Distributions and Sale of Shares	-11.96%	-2.46%	-1.71%	=
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	=
Dow Jones U.S. Thematic Market Neutral Low Beta Index (reflects no deduction for fees, expenses or taxes)	-22.49%	-4.70%	-2.79%	=

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Adviser: AGF Investments LLC

Portfolio Managers

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
William DeRoche, CFA	Since inception (2011)	Senior Vice President, Head of Quantitative Investing, and Co-Portfolio Manager
Philip Lee, Ph.D.	Since 2013	Co-Portfolio Manager
Josh Belko, CFA	Since 2017	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an ETF and shares of the Fund are listed and traded on an exchange. Individual Fund shares may only be purchased and sold in the secondary market through a broker or dealer at a market price and investors may pay a commission to such broker-dealers in connection with their purchase or sale. Because Fund shares trade at market prices that may vary throughout the day, rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available on the Fund’s website at www.agf.com/us.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Investment in the Fund through such an arrangement may be taxed later upon withdrawal of monies from the arrangement.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer, financial adviser or other financial intermediary, the Adviser or its affiliates may compensate the intermediary for marketing activities and presentations, educational training programs, conferences, the development and maintenance of technology platforms and reporting systems, analytical data and/or their making shares of the Fund available to their customers, including in certain investment programs and/or at reduced commission rates. These payments may create a conflict of interest by influencing the intermediary, including your broker, financial adviser or other salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

More Information About Dividend, Interest and Brokerage Expenses on Short Positions

The expenses of the Fund as stated in the Fund’s fee table, include Dividend, Interest and Brokerage Expenses for Short Positions because the Fund engages in short sales as a primary investment strategy and the Fund incurs such an expense when it sells securities short. In a short sale, the Fund borrows the security from a lender and then sells the security in the general market. When the Fund engages in short sales, it will normally incur two types of expenses, each of which increase the Fund’s expense ratio: borrowing expenses and dividend expenses.

In connection with a short sale, the Fund may receive interest income from the investment of cash collateral received in connection with a short sale or be charged a fee on borrowed stock. This income or fee is calculated on a daily basis, based upon the market value of the borrowed stock and a variable rate that is dependent upon the availability of the stock. The net amounts of such income or fees are recorded as “interest income on securities sold short” (for net income received) or “borrowing expense on securities sold short” (for net fees charged) on the Fund’s Statement of Operations.

The Fund incurs dividend expenses until the borrowed stock is returned to the lender. These expenses are paid to the lender of the stock and are based upon the amount of any dividends declared on the stock during the time the securities are on loan to the Fund. Having sold the borrowed stock, the Fund does not itself collect the dividends, and thus has a net expense payable to the lender. This payment is recorded as “dividend expense on securities sold short” on the Fund’s financial statements. Short sale dividend expenses generally reduce the market value of the stock by the amount of the dividend declared, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the stock sold short.

It is important to note that when the Fund sells a stock short, the proceeds are typically held in cash, which earns interest at a negotiated rate. This interest, when combined with the Fund’s other investment income, may offset — wholly or in part — the Fund’s short sale borrowing and dividend expenses and thereby reduce total expenses. Nevertheless, a shareholder will bear the cost of the dividend, interest and brokerage expenses for short positions.

More Information About the Fund’s Investment Objectives

As discussed above, the Fund seeks to provide a consistent negative beta exposure to the U.S. equity market. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days’ notice to shareholders.

More Information About the Fund’s Principal Investment Strategies

The Fund is a factor-based investment. Generally speaking, a “factor” is an attribute or characteristic of a security or a group of securities in a particular universe as compared to the other securities in that same universe. Factor-based investing generally implies investing in a group of securities because they exhibit a particular attribute or characteristic. Examples of investment factors include dividends, momentum, value, size and beta.

The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses.

Money market instruments may include repurchase agreements or other funds which invest in money market instruments. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. Investments in securities and financial instruments may be used by the Fund in managing cash flows or as part of a collateral obligation.

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More Information About the Fund’s Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency. The Fund is not a complete investment program and is designed for inclusion in a diversified investment portfolio. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Anti-Beta Risk: Anti-beta investing entails investing in securities that are less volatile and shorting securities that are more volatile relative to a market index based on historical market index data. There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. In addition, the Fund may be volatile and like other volatile stocks subject to sharp swings in price.

Cash Transactions Risk: The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent the Fund effects redemptions partly or wholly in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Derivatives Risk: A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. The Fund’s use of derivatives — such as futures contracts and swap agreements, among other instruments — may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in unanticipated ways. Derivatives may be highly volatile, and the Fund could lose more than the amount it invests and can be subject to increased market risk as a result of investing in derivatives. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial.

Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. The Fund may also not be able to exercise remedies, such as the termination of transactions and netting of obligations, and realization on collateral could be stayed or eliminated under special resolutions adopted in various jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities of a counterparty to the Fund who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”). In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk, as discussed in more detail below. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

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Certain derivatives transactions, including over-the-counter (“OTC”) swaps and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, the Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions.

The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

Derivatives also may create risks involving the liquidity demands that derivatives can create to make payments to counterparties and may be subject to operational and legal risk.

The regulation of the derivatives markets has increased over the past several years. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Subject to certain exceptions, the final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to value-at-risk leverage limits and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, which may affect the Fund’s ability to pursue its investment objectives and/or increase the Fund’s costs, which could adversely affect investors. Additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.

Specific risks associated with certain types of derivatives are discussed below:

Swap Agreement Risks. A swap agreement can be volatile and involves significant risks, including counterparty risk, leverage risk, liquidity risk, and short position risk. The use of a swap agreement will expose the Fund to additional risks that it would not be subject to if it had invested directly in the securities underlying the swap agreement and may result in larger losses or smaller gains than would otherwise be the case. If the value of the exposures in the short portion of the portfolio of the Fund increases at the same time that the value of exposures in the long portion of the portfolio of the Fund decreases, the Fund will be exposed to significant losses, which will be magnified through the use of swap agreements. The Fund’s long and short exposures may differ in their exposures to particular factors, industries or sectors, including as a result of market changes. To the extent market events impact the Fund’s long exposures to a particular characteristic or factor that is not balanced or hedged by its short exposures (or vice versa), the Fund will be exposed to significant losses, which will be magnified through the use of swap agreements. In some cases, both the long and short exposures may enhance the Fund’s sensitivity (and thus potential for loss) to a particular investment characteristic or factor.

In connection with a swap agreement, the Fund will pay financing charges to the counterparty (based on the notional amount of long exposures), and transaction costs (when it changes exposures to stipulated underlying investments), including brokerage commissions and stamp taxes. On short exposures, the Fund will receive interest from the counterparty (based on the notional value of the short exposures), which will generally equal what the Fund would receive on the proceeds from direct short sales. The financing charge based on the long exposures, however, will reduce interest that the Fund earns. In addition, the Fund will pay the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposures. These charges will reduce investment returns and increase investment losses.

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The Fund may close out swap agreements at least monthly, which will cause the Fund to realize short-term capital gains that, when distributed to its shareholders, will generally be taxable to them at ordinary income rates rather than at lower long-term capital gains rates.

Counterparty Credit Risk. By using swap agreements, the Fund is exposed to the risk of the swap counterparty. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. To the extent a swap is not centrally cleared, it is subject to the creditworthiness of the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. Further, the swap counterparty’s obligations to the Fund may not be fully collateralized.

There is a risk that a counterparty may refuse to continue to enter into swap agreements with the Fund in the future, or require increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use swap agreements, reduce investment returns, and render the Fund unable to implement its investment strategy.

Leverage Risk. By using swap agreements, the Fund is able to obtain exposures greater than the value of its net assets. Although the Fund intends to reduce volatility by obtaining exposure to both long and short positions, if the Fund is incorrect in evaluating long and/or short exposures, losses may be significant.

Although the Fund may be required to post margin or collateral in an amount equal to its net obligations under a swap agreement, the amount will not prevent the Fund from incurring losses greater than the value of those obligations and the Fund will have the ability to employ leverage. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities or indices underlying the swap agreements than if the Fund had made direct investments.

Short Position Risk. A portion of the short positions of the Fund is expected to be obtained through swap agreements. When the Fund has short exposures, and the swap counterparty hedges its exposure by entering into a short sale, the Fund is subject to the risk that the beneficial owner of the securities sold short recalls the shares from the counterparty, which the beneficial owner may do at any time to vote the shares or for other reasons. If the beneficial owner recalls the shares before they are returned by the counterparty, and replacement shares cannot be found, the counterparty may force the Fund to close out the swap agreement at a time which may not be advantageous, which could adversely affect the Fund.

Liquidity Risk. There is the risk that the Fund will not be able to close out a swap agreement when desired, particularly during times of market turmoil. It may also be difficult to value a swap agreement under such circumstances.

Equity Investing Risk: Equity investments are subject to risks such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and the markets generally.

Leverage Risk: The use of short selling and swap agreements allows the Fund to obtain investment exposures greater than their NAV by a significant amount, i.e., use leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in the Fund’s returns and may lead to a more volatile share price.

Liquidity Risk: The Fund may hold investments that are illiquid, which means that the Fund reasonably expect the investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments. Investments may be illiquid for a variety of reasons, including because of legal restrictions, the nature of the investment itself, settlement terms, or for other reasons. Sometimes, there may simply be a shortage of buyers. Additionally,

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liquid investments may become illiquid after purchase by the Fund, particularly during periods of adverse market or economic conditions. To the extent that the Fund’s investment strategies involve securities of companies with smaller market capitalizations, non-U.S. securities, or derivatives, the Fund will tend to have the greatest exposure to liquidity risk. The Fund that has trouble selling an investment can lose money or incur extra costs which could prevent the Fund from taking advantage of other investment opportunities. In addition, illiquid investments may be more difficult to value accurately, may experience larger price changes, and may be sold at a price that is different from the price at which it is valued for purposes of the Fund’s NAV. This can cause greater fluctuations in the Fund’s NAV.

Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meeting such obligations.

Market Risk: The market value of the Fund’s investments may increase or decrease sharply and unpredictably in response to the real or perceived prospects of individual companies, particular sectors or industries, governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. War and occupation, terrorism and related geopolitical risks, social unrest, recessions, supply chain disruptions, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. During a general downturn in the securities or other markets, multiple asset classes may decline in value and adversely affect the NAV, regardless of the individual results of the securities and other investments in which the Fund invests. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of the Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

In addition, events in the financial markets and economy may cause volatility and uncertainty and adversely affect the Fund’s performance. For example, a decline in the value and liquidity of securities held by the Fund (including traditionally liquid securities), unusually high or unanticipated levels of redemptions, an increase in portfolio turnover, or an increase in Fund expenses may adversely affect the Fund. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which the Fund invests in unforeseen ways. Governmental and regulatory actions, including tax law changes or threatened or imposed tariffs, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

Market Neutral Style Risk: During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. In addition, because the Fund employs a dollar-neutral strategy to achieve market neutrality, the beta of the Fund (i.e., the relative volatility of the Fund as compared to the market) will vary over time and may not be equal to zero. The Fund’s investment strategy is based on investing primarily in long positions in low beta U.S. equities and short positions in high beta U.S. equities, which are determined by applying certain mathematical assumptions derived from the historical performance of the stock market, as represented by the S&P 500. Such assumptions may not accurately reflect current market dynamics.

Mid- and Large-Capitalization Securities Risk: To the extent the Fund emphasizes mid- or large-capitalization securities, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. The securities of mid-capitalization companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-capitalization companies, mid-capitalization companies may depend on a limited management group, may have a shorter history of operations, and may have limited product lines, markets

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or financial resources. There may also be less trading in mid-capitalization securities, which means that buy and sell transactions in those securities could have a larger impact on a stock’s price than is the case with large-capitalization securities.

Portfolio Management Risk: The Fund is actively managed and is therefore subject to investment management risk. The Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, including markets, interest rates and the attractiveness, relative value, liquidity or potential appreciation of particular investments made for the Fund’s portfolio. The strategies used and investments selected by the Adviser may fail to produce the intended result and the Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market. The Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value.

Portfolio Turnover Risk: The Fund’s investment strategy may result in higher portfolio turnover rates. A high portfolio turnover rate (for example, over 100% per year) may result in higher transaction costs to the Fund, including brokerage commissions, and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

REIT Risk: Through its investments in REITs, the Fund will be subject to the risks of investing in the real estate market, including decreases in property revenues, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. Additionally, increases in interest rates may cause a decline in the value of REITs held by the Fund.

REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for modified tax-free “pass-through” of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Short Sale Risk: Short sales are transactions in which the Fund sells securities that it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

The Fund’s short sale transactions are more risky than its investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no limit on the amount of losses that the Fund could incur with respect to securities sold short because there is no limit on the price a shorted security might attain. The use of short sales increases the exposure of the Fund to the market, and may increase losses and the volatility of returns. If the Fund’s short positions increase more than its long positions, the performance of the Fund will be negatively affected.

The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs, the Fund will have to cover its short sale at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss for the Fund.

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ETF Risks

Authorized Participants Concentration Risk: Only a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”) may purchase and redeem Shares directly from the Fund. The Fund has a limited number of Authorized Participants. To the extent Authorized Participants cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face trading halts and/or delisting from the Exchange. Risk may be heightened for a fund that invests in securities or instruments that have lower trading volumes.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities. In such circumstances, the Fund may be unable to accurately price its investments and/or may incur substantial trading losses. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of one or more trading days. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV.

Premium/Discount and Bid/Ask Risk: Fund shares may trade at prices that are above or below their NAV per share. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Although market makers will generally take advantage of differences between the NAV and the trading price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or Authorized Participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Fund shares.

Secondary Market Trading Risk: Investors buying or selling Fund shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. Further, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Single Factor Risk: The Fund invests in securities based on a single factor and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund is not a complete investment program. There is no guarantee that a stock that exhibited characteristics of a single factor in the past will exhibit that characteristic in the future.

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Investment Advisory Services

Investment Adviser

AGF Investments LLC (“Adviser”) acts as the Fund’s investment adviser pursuant to an investment advisory agreement with AGF Investments Trust (the “Trust”) on behalf of the Fund (“Advisory Agreement”). The Adviser is a Delaware limited liability company with its principal offices located at 99 High Street, Suite 2802, Boston, MA 02110. The Adviser, an indirect majority-owned subsidiary of AGF Management Limited, was founded in 2009 and serves also as a sub-adviser to other funds.

Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund under the oversight of the Board. Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee for its services payable on a monthly basis at an annual rate of 0.45% of the Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s annual financial statements as filed in the form N-CSR with the SEC for the period ended June 30, 2026.

The Fund’s investment adviser, AGF Investments LLC (“Adviser”) has entered into a contractual agreement with the Fund pursuant to which, until at least November 1, 2027, (i) the Adviser waives fees and/or reimburse expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses) (“Operating Expenses”) are limited to 0.45% of average daily net assets for the Fund (“Operating Expense Waiver”), and (ii) the Adviser reduces its management fees to the extent of any acquired fund fees and expenses (“AFFE”) incurred by the Fund are attributable to a management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests (“AFFE Waiver,” and together with the Operating Expense Waiver, the “Expense Cap”). These undertakings shall renew automatically for one-year terms unless the Adviser provides 120 days’ written notice of termination prior to the start of the next term, or can be changed with the approval of the Board.

In rendering investment advisory services to the Fund, the Adviser may use the portfolio management, research and other resources of AGF Investments Inc. (“AGFI”). AGFI is not registered with the SEC as an investment adviser. AGFI has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which AGFI is considered a “participating affiliate” of the Adviser as that term is used in no-action guidance by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from AGFI may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Adviser. Under the participating affiliate arrangement, AGFI and its employees are considered “associated persons” of the Adviser (as that term is defined in the Investment Advisers Act of 1940, as amended). The responsibilities of both the Adviser and AGFI under the participating affiliate arrangement are documented in the MOU. AGFI may be compensated by the Adviser for services performed for Adviser’s clients under the participating affiliate arrangement.

Portfolio Managers

The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

The Adviser takes a team approach to managing the Fund’s portfolio. The members of the team with the responsibility for the day-to-day management of the Fund’s portfolio are William DeRoche, CFA, Philip Lee, Ph.D., and Josh Belko, CFA.

William DeRoche, CFA®

William DeRoche is Head of Quantitative Investing at the Adviser, a Boston-based investor advisory firm founded in 2009 and a subsidiary of AGF Management Limited. Mr. DeRoche is responsible for the overall leadership and management of the Adviser and its affiliates’ Quantitative Investment team and is a leader of the firm’s quantitative investment platform.

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Mr. DeRoche is also a member of The Office of the CIO. He has long-tenured expertise employing quantitative factor-based strategies. Prior to joining the Adviser, Mr. DeRoche was a Vice-President at State Street Global Advisors (SSGA), serving as head of the firm’s U.S. Enhanced Equities team. His focus was on managing long-only and 130/30 U.S. strategies, as well as providing research on SSGA’s stock-ranking models and portfolio construction techniques.

Mr. DeRoche holds a Bachelor’s degree in Electrical Engineering from the United States Naval Academy and an MBA from the Amos Tuck School of Business Administration at Dartmouth College. He is a CFA® charterholder.

Philip Lee, Ph.D.

Philip Lee is a Portfolio Manager at the Adviser.

Mr. Lee has more than two decades of investment experience. Prior to joining the Adviser in 2013, Mr. Lee was an equity strategist at Platinum Grove Asset Management LP where his responsibilities included supervising electronic trade execution, automating trade operations and building out systems infrastructure.

Mr. Lee has also co-managed statistical arbitrage strategies in the Japanese Equity Market. He previously served as Director of Development at Principia Capital Management, LLC, a statistical arbitrage hedge fund, where he developed the firm’s quantitative research and trading platforms. Prior to that, Mr. Lee was a Vice President in Goldman Sachs’ Fixed Income Derivatives department.

Mr. Lee holds engineering degrees from University of Pennsylvania (Ph.D.) and The Cooper Union (BE and ME).

Josh Belko, CFA®

Josh Belko is a Portfolio Manager at the Adviser. In this role, he is focused on factor driven traditional and alternative investment strategies.

Prior to joining the Adviser in 2017, Mr. Belko was an analyst at Pioneer Investments where he supported the investment management process for global equity, fixed income and derivative products. He also gained experience as an investor services representative for a European firm managing $55 billion in assets at Brown Brothers Harriman. Additionally, Mr. Belko worked at Standish Mellon Asset Management as a structured products analyst and at State Street Global Markets as a FX trader.

Mr. Belko holds a Bachelor of Science degree in Finance from Northeastern University D’Amore-McKim School of Business where he played on their NCAA Division I football team. He has earned the Chartered Financial Analyst designation.

The Statement of Additional Information (“SAI”) has more detailed information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities of the Fund.

Pricing Fund Shares

The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Units.

When calculating the NAV of the Fund’s shares, stocks held by the Fund, including shares of ETFs, are valued at their market value when market quotations are readily available, as defined by Rule 2a-5 under the Investment Company Act of 1940 (the “Investment Company Act”). When market quotations are not readily available, or if there has been a significant event, securities are priced at their fair value, which is the price the Fund might reasonably expect to receive upon its current sale. Fair value prices may differ from current market valuations. The Board has designated the Adviser as the “valuation designee”, within the meaning of Rule 2a-5, to perform fair value determinations with respect to investments of the Fund. The Adviser may carry out its responsibilities as valuation designee with respect to the Fund through a Valuation Committee, pursuant to policies and procedures approved by the Board.

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Shareholder Information

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

Only Authorized Participants (as defined in the SAI) may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to Transaction Fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, which are subject to change: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Shares can be bought and sold throughout the trading day like other publicly traded securities.

When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy when transacting in the secondary market. Most investors will buy and sell shares in the secondary market through a broker and may incur brokerage commissions or similar charges when doing so.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at www.agf.com/us. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Certain Legal Risks

Because Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could occur at any time. Certain activities performed by a dealer could, depending on the circumstances, result in the dealer being deemed a participant in the distribution, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, a dealer could be deemed a statutory underwriter if it purchases Creation Units from the issuing Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if it chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a dealer to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund shares, whether or not participating in the distribution of Fund shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

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Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to, among other conditions, entering into an agreement with the Fund.

Frequent Trading

The Board has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that the Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted also that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also may employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees may increase if Creation Units are permitted or required to be purchased or redeemed for cash, whether in part or in whole, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all Shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.

The Adviser will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions (see “Dividends and Other Distributions” below) and for ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. You will receive other services (e.g., dividend reinvestment and basis information) only if your broker offers these services.

Portfolio Holdings Information

On each business day, before the opening of regular trading on the Exchange, the Fund will disclose on its website (www.agf.com/us) certain information relating to its portfolio holdings that will form the basis for the Fund’s next calculation of NAV per share. In addition, the deposit securities and fund securities that should be delivered in exchange for purchases and redemptions of Creation Units are publicly disseminated daily via the NSCC. A description of the Fund’s other policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

AGF Funds	19

Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund may be authorized by the Board to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. Such fees may only be paid by the Fund upon approval of the Board. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

Dividends and Other Distributions

The Fund pays out substantially all of its net investment income and net realized short-term capital gains on its investments, if any, to its shareholders as “distributions.” These amounts, net of expenses, are passed along to Fund shareholders as “income dividends.” The Fund typically earns income dividends from stocks. The Fund also realizes capital gains or losses whenever it sells securities or buys back shorted securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends and capital gain distributions, if any, are distributed at least annually. Distributions may be made more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (“Code”), which are described in the SAI. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a non-taxable “return of capital” (which reduces a shareholder’s basis in his, her, or its Shares and is taxed as capital gain to the extent that portion exceeds the shareholder’s basis therein). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions may be reinvested automatically in additional Shares only if the broker through which the Shares were purchased makes such an option available.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Fund shareholders for reinvestment of their distributions, but certain brokers may make a dividend reinvestment service available to their clients. If this service is available and used, both income dividends and capital gain distributions paid by the Fund will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market. Fund income dividends and capital gain distributions are taxable to you whether paid in cash or reinvested in Shares.

Taxes

The following is a summary of the material federal income tax considerations applicable to an investment in Shares. This summary is based on the Code and the regulations thereunder as in effect on the date of this Prospectus and judicial and administrative interpretations thereof publicly available at that date, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds Shares as “capital assets” (within the meaning of the Code) and does not hold shares in connection with a trade or business. This summary does not address all potential federal income tax considerations possibly applicable to shareholders who hold Shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

As with any investment, you should consider how your investment in Shares will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-deferred arrangement, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your Shares.

20	AGF Funds

Federal Income Tax Status of the Fund

The Fund intends to continue to qualify each taxable year to be treated as a regulated investment company (“RIC”) under the Code. As such, the Fund (but not its shareholders) generally pays no federal income tax on the net income and net realized gains it distributes to its shareholders.

Taxes on Distributions

Distributions from the Fund’s net investment income (other than “qualified dividend income” (“QDI”)), including distributions of the Fund’s net realized short-term capital gains and certain foreign currency gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital loss (“net capital gain”) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s Shares. Distributions by the Fund that qualify as QDI are taxable to you at long-term capital gain rates (which are lower than the rates for ordinary income). In order for a distribution to you by the Fund to be treated as QDI, (1) the Fund itself must receive QDI from domestic corporations and certain qualified foreign corporations, (2) the Fund must meet holding period and other requirements with respect to the stocks on which the QDI was paid, and (3) you must meet similar requirements with respect to the Fund’s Shares. In general, your distributions are subject to federal income tax for the calendar year when they are paid; certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Income dividends and capital gain distributions paid to an individual, estate, or trust from the Fund will be subject to a 3.8% tax on the lesser of the shareholder’s (a) “net investment income” or (b) “modified adjusted gross income” exceeding $200,000 (or $250,000 if married and filing jointly) (“Investment Income Tax”).

If you buy shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations at the end of its taxable year, it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Although in some cases the Fund may be able to apply for a refund of a portion of such foreign taxes, the ability to successfully obtain such a refund may be uncertain.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. The Internal Revenue Service (“IRS”) has issued regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

If you are a resident or a citizen of the United States, back up withholding will apply to your distributions and proceeds of sales of Shares if you have not provided a correct social security or other taxpayer identification number, failed to make other required certifications or if otherwise required by the IRS.

AGF Funds	21

Taxes on Exchange-Listed Shares Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses is limited. Any loss recognized on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the Shares. Additionally, any loss realized on a sale of Shares may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. Gains recognized from the sale or exchange of Shares will be subject to the Investment Income Tax.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities exchanged and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted, on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the Shares in the Creation Unit have been held for more than one year and as a short-term capital gain or loss if those Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing the number of Shares and at what price you purchased or redeemed them.

Additional Information

Shareholders that are non-resident aliens or foreign entities will generally be subject to withholding of U.S. federal income tax at the rate of 30% of all ordinary dividends if there is no applicable tax treaty or if they are claiming reduced withholding under a tax treaty and have not properly completed and signed the appropriate IRS Form W-8. Provided that the appropriate IRS Form W-8 is properly completed and provided to the applicable withholding agent, long-term capital gains distributions and proceeds of sales are generally not subject to withholding for foreign shareholders.

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

22	AGF Funds

Trademark Notice/Disclaimers

The Dow Jones U.S. Thematic Market Neutral Low Beta Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by AGF Management Limited. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by AGF Management Limited. AGF U.S. Market Neutral Anti-Beta Fund (symbol BTAL) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the AGF U.S. Market Neutral Anti-Beta Fund or any member of the public regarding the advisability of investing in securities generally or in AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices’ only relationship to AGF Management Limited with respect to the Dow Jones U.S. Thematic Market Neutral Low Beta Index is the licensing of the Dow Jones U.S. Thematic Market Neutral Low Beta Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Dow Jones U.S. Thematic Market Neutral Low Beta Index is determined, composed and calculated by S&P Dow Jones Indices without regard to AGF Management Limited or the AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices has no obligation to take the needs of AGF Management Limited or the owners of AGF U.S. Market Neutral Anti-Beta Fund into consideration in determining, composing or calculating the Dow Jones U.S. Thematic Market Neutral Low Beta Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of AGF U.S. Market Neutral Anti-Beta Fund or the timing of the issuance or sale of AGF U.S. Market Neutral Anti-Beta Fund. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of AGF U.S. Market Neutral Anti-Beta Fund.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES U.S. THEMATIC MARKET NEUTRAL LOW BETA INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AGF MANAGEMENT LIMITED, OWNERS OF THE AGF U.S. MARKET NEUTRAL ANTI-BETA FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. THEMATIC MARKET NEUTRAL LOW BETA INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AGF MANAGEMENT LIMITED, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Service Providers

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of Fund shares. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Adviser, J.P. Morgan Chase Bank, N.A., Dow Jones or their affiliates.

AGF Funds	23

Administrator, Transfer Agent and Custodian

J.P. Morgan Chase Bank, N.A. serves as the Administrator and Transfer Agent of the Fund and also serves as Custodian of the Fund’s investments.

Compliance Support

Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer, a Principal Financial Officer (“PFO”), as well as certain additional compliance support functions to the Fund. FFOS is not affiliated with the Adviser, J.P. Morgan Chase Bank, N.A. or their affiliates.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, Trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Householding Policy

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-888-357-3715 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

24	AGF Funds

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance during the last 5 years, unless otherwise noted. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information for the fiscal year ended June 30, 2022 was audited by the Fund’s prior independent registered public accounting firm. The information for the fiscal years ended June 30, 2023, June 30, 2024, June 30, 2025, and June 30, 2026 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements for the period ended June 30, 2026, is included in the Fund’s annual N-CSR and is available upon request.

Financial Highlights for a share outstanding throughout the periods indicated

		PER SHARE OPERATING PERFORMANCE
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total Investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Transaction fees(6)	Net asset value, end of period
AGF U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2026	$17.74	$0.49	$(6.71)	$(6.22)	$(0.36)	$—	$—	$(0.36)	$0.02	$11.18
Year ended June 30, 2025	19.57	0.81	(2.03)	(1.22)	(0.64)	—	—	(0.64)	0.03	17.74
Year ended June 30, 2024	18.78	0.78	1.03	1.81	(1.04)	—	—	(1.04)	0.02	19.57
Year ended June 30, 2023	21.73	0.82	(3.59)	(2.77)	(0.21)	—	—	(0.21)	0.03	18.78
Year ended June 30, 2022	16.89	—(7)	4.82	4.82	—	—	—	—	0.02	21.73

RATIOS/SUPPLEMENTAL DATA
		Ratios to Average Net Assets of				Total Return(2)
Expenses, after waivers and/or reimbursements and before securities sold short	Expenses, after waivers and/or reimbursements and securities sold short	Expenses, before waivers and/or reimbursements and after securities sold short	Net Investment income (loss)	Net investment income (loss), before waivers	Net investment income (loss) net of reimbursement excluding special dividends(8)	Net investment income (loss) per share excluding special dividends(9)	Net asset value(3)	Market value(4)	Portfolio turnover rate (excluding short sales)(5)	Portfolio turnover rate (including short sales)(5)	Ending net assets (thousands)

0.45%	1.25%	1.53%	3.39%	3.11%	3.39%	$0.49	-35.40%	-35.46%	68%	295%	$280,067
0.45	1.40	1.65	4.16	3.92	4.16	0.81	-6.23	-6.43	93	340	296,220
0.45	1.58	1.88	4.09	3.80	4.09	0.78	10.77	11.12	76	267	249,575
0.45	1.43	1.69	4.03	3.77	4.03	0.82	-12.71	-13.05	118	367	238,512
0.45	1.54	2.06	0.02	(0.50)	0.02	—(7)	28.66	28.93	145	321	181,464

(1)Net investment income (loss) per share is based on average shares outstanding.

(2)Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.

(3)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(4)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(5)In-kind transactions are not included in portfolio turnover calculations.

(6)Includes transaction fees associated with the issuance and redemption of Creation Units.

(7)Per share amount is less than $0.01.

(8)This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Fund during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) per share ratio presented for the same period herein.

(9)This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Fund during the period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) of average net assets ratio presented for the same period herein.

AGF Funds	25

AGF Investments Trust

You can find more information about the Fund in the following documents:

Statement of Additional Information: The SAI of the Fund provides more detailed information about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of this Prospectus.

Annual and Semi-Annual Reports and Form N-CSR: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain free copies of these documents, request other information such as the Fund’s financial statements, or make generally inquiries about the Fund by contacting the Fund at:

AGF Exchange-Traded Funds
c/o Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101
(888) 357-3715

The Fund’s reports, SAI and other information about the Fund are also available:

•Free of charge at www.agf.com/us;

•Free of charge from the EDGAR Database on the Commission’s website at http://www.sec.gov; or

•For a fee, by email request to publicinfo@sec.gov.

(1940 Act File Number 811-22540)

® ™ The “AGF” logo and all associated trademarks are registered trademarks or trademarks of AGF Management Limited and used under license.